Exhibit 21

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Electron Australia Pty Limited [31.56% by Thermo BioAnalysis LLC]	Australia	68.44
Thermo Informatics Asia Pacific Pty Ltd.	Australia	100
Thermo Optek (Australia) Pty Ltd.	Australia	100
Thermo Trace Ltd.	Australia	100
Thermo Fisher Scientific New Zealand Holdings	New Zealand	100
Thermo Fisher Scientific New Zealand Limited	New Zealand	100
Bearcat Acquisition Company LLC	Delaware	100
Thermo Fisher Scientific Australia Pty Ltd	Australia	100
Lomb Scientific (Aust) Pty Limited	Australia	100
Scot Scientific Pty Limited	Australia	100
Fronine Pty Limited	Australia	100
Ajax Finechem Pty Limited	Australia	100
Ajax Finechem (NZ) Limited	New Zealand	100
Promedica Pty Limited	Australia	100
Technology Design Solutions Pty Ltd	Australia	100
App-Tek International Pty Ltd	Australia	100
EnviroEquip Pty Ltd	Australia	100
Thermo Gamma-Metrics Holdings Pty Ltd.	Australia	100
Thermo Gamma-Metrics Pty Ltd	Australia	100
Intalysis Pty Ltd	Australia	100
Thermo Electron (Chile) S.A. [.20% held privately]	Chile	99.8
Thermo Electron A/S	Denmark	100
Laboratory Management Systems, Inc.	Delaware	100
Thermo Scientific Korea Ltd.	Korea	100
Fisher Clinical Logistics LLC	Delaware	100
Fisher Clinical Services Limited Liability Company [1% by Thermo Fisher Scientific Inc.]	Russia	99
Fisher Clinical Services Japan K.K.	Japan	100
Thermo Fisher Scientific Mexico City, S. de R.L. de C.V. (1% by Thermo Fisher Scientific (Mexico City) LLC)	Mexico	99
Open BioSystems, Inc.	Delaware	100
TFLP LLC	Delaware	100
Cohesive Technologies Inc.	Delaware	100
Cohesive Technologies (UK) Limited	England	100
Thermo Hypersil-Keystone LLC	Delaware	100
Fisher Worldwide Distribution SPV	Cayman Islands	100
Thermo Fisher Scientific Senior Financing LLC	Delaware	100
Thermo Fisher Scientific (DE) Holding S.a.r.l.	Luxembourg	100
TWX, LLC [22.5% by Thermo NITON Analyzers LLC]	Massachusetts	77.5
Thermo Fisher GP LLC	Delaware	100
Thermo Fisher Scientific C.V. [1% owned by TFLP LLC]	Netherlands	99
Oxoid Australia Pty. Limited [35.5% by Oxoid International Limited]	Australia	64.5
TFS Breda BV	Netherlands	100
Thermo Dutch Holdings Limited Partnership [1% owned by Thermo Finland Holdings LLC]	England	99
Thermo Cayman Holdings Ltd. [33.33% owned by Thermo Cambridge Limited]	Cayman Islands	66.67
European Laboratory Holdings Limited	Ireland	100
Thermo Fisher Investments (Cayman) Ltd.	Cayman Islands	100
Thermo Suomi Holding B.V. [33.33% owned by Life Sciences International Holdings BV]	Netherlands	66.67
Thermo Fisher (Finland Holdings 2) LLC	Delaware	100
Thermo Fisher (Finland Holdings) Limited Partnership (.5% owned by Thermo Fisher (Finland Holdings 2) LLC)	England	99.5
Thermo Fisher Scientific Oy	Finland	100
Finnzymes Oy	Finland	100
Finnzymes Inc.	Delaware	100
Bioinnovations Oy	Finland	100
BioInnovations, Inc.	New Hampshire	100

Thermo Fisher India Holding B.V. [6.13% by Thermo Fisher Scientific Inc., .68% by Thermo Gamma-Metrics LLC and 30.74% by Thermo Fisher Scientific (Ashville) LLC ]	Netherlands	62.45
Thermo Fisher Scientific India Pvt Ltd	India	100
Thermo Electron India Private Limited (0.01% by Thermo Fisher Scientific Inc.)	India	99.99
Kendro Laboratory Products India Pvt. Ltd.	India	100
Thermo Shandon Limited	England	100
Raymond A Lamb Limited	England	100
Thermo Electron Manufacturing Limited	England	100
Thermo Nicolet Limited	England	100
Thermo Elemental Limited	England	100
Thermo Finnigan Limited	England	100
Thermo Hypersil Ltd	England	100
GV Instruments Limited	England	100
HTX Limited	England	100
Analytical Precision Products Limited	England	100
GV Instruments Inc	Delaware	100
GV Instruments Canada Ltd.	Canada	100
JSC “Thermo Fisher Scientific”	Russia	100
Labinstruments Oy	Finland	100
Fisher Clinical Services Mexico, S. de R.L. de C.V. [1% by Fisher Clinical Services (Mexico) LLC]	Mexico	99
Fisher Clinical Services (Mexico) LLC	Delaware	100
D-finitive Technologies, Inc.	South Carolina	100
Ahura Scientific Inc.	Delaware	100
TDS Holdings, Inc.	Delaware	100
Trek Diagnostic Systems, Inc.	Delaware	100
Trek Holding Company Ltd.	England	100
Trek Holding Company II Ltd.	England	100
Trek Diagnostic Systems Ltd.	England	100
Thermo Fisher Germany B.V.	Netherlands	100
NovaWave Technologies, Inc.	California	100
Thermo Fisher Re Ltd. [20% by FSWH II C.V.]	Bermuda	80
Thermo Finland Holdings LLC	Delaware	100
Pelican Acquisition Corporation	Delaware	100
Priority Air Holdings Corp	Delaware	100
Priority Air Express, LLC	Delaware	100
Priority Air Express UK Limited	England	100
Priority Air Express Pte. Ltd.	Singapore	100
PAX – DSI Acquisition LLC	Delaware	100
Distribution Solutions International, Inc.	Michigan	100
Thermo EGS Gauging, Inc.	Delaware	100
EGS Gauging Technical Services Company	Delaware	100
EGS Gauging Ltd.	England	100
EGS Gauging Pty Ltd	Australia	100
Thermo Asset Management Services Inc.	Delaware	100
Advanced Lab Concepts, Inc.	Texas	100
Advanced Lab Concepts of Austin, LLC	Texas	100
Collegedale LLC	Delaware	100
Ionalytics Corporation	Canada	100
Thermo CRS Holdings Ltd.	Canada	100
Thermo CRS Ltd.	Canada	100
Robocon Labor- und Industrieroboter Gesellschaft m.b.H	Austria	100
CRS Robotics France EURL	France	100
Thermo Electron North America LLC	Delaware	100
Loftus Furnace Company	Pennsylvania	100
NAPCO, Inc.	Connecticut	100
Fisher Clinical Services (Colombia) LLC	Delaware	100
Fisher Clinical Services Colombia S.A.S.	Colombia	100
Fisher Clinical Services (Peru) LLC	Delaware	100
Fisher Clinical Services Peru S.R.L [1% owned by Thermo Fisher Scientific Inc.]	Peru	99

Fisher Servicios Clinicos (Chile) LLC	Delaware	100
Fisher Servicios Clinicos Chile Ltda [1% owned by Thermo Fisher Scientific Inc.]	Chile	99
Staten Island Cogeneration Corporation	New York	100
Thermo NITON Analyzers LLC	Delaware	100
Thermo Electron Export Inc.	Barbados	100
Thermo Fisher Scientific (Mexico City) LLC	Delaware	100
Thermo Foundation, Inc.	Massachusetts	100
Thermo Fisher Financial Services Inc.	Delaware	100
Russell pH Limited	Scotland	100
Thermo Keytek LLC	Delaware	100
Thermedics Detection de Argentina S.A. (10% by Thermo Ramsey Inc.)	Argentina	90
Fisher Clinical Services Latin America S.R.L. (10% by Thermo Ramsey Inc.)	Argentina	90
Thermo Detection de Mexico, S.A. de C.V. [1% owned by Thermo Environmental Instruments Inc.]	Mexico	99
Thermo Detection Limited	England	100
Goring Kerr Detection Limited	England	100
Thermo Sentron Canada Inc. (5% by Thermo Fisher Scientific Inc.)	Canada	95
Thermo Ramsey S.A.	Spain	100
Thermo Ramsey Inc.	Massachusetts	100
Thermo Fisher Scientific Brasil Instrumentos de Processo Ltda. [.01% owned by Thermo Ramsey Inc.]	Brazil	99.99
Thermo Re, Ltd.	Bermuda	100
Thermo Electron (Proprietary) Limited	South Africa	100
Comtest Limited	England	100
Thermo Electron Metallurgical Services, Inc.	Texas	100
ONIX Systems Inc.	Delaware	100
Thermo Process Instruments GP, LLC	Delaware	100
Thermo Process Instruments, L.P. (0.1% owned by Thermo Process Instruments GP, LLC)	Texas	99.9
Thermo Measuretech Canada Inc.	Canada	100
Onix Holdings Limited	England	100
CAC Limited	England	100
Thermo Measurement Ltd	England	100
H.P.L.C. Technology Company Limited	England	100
Thermo Onix Limited	England	100
Thermo Electron Scientific Instruments LLC	Delaware	100
Thermo Fisher Scientific Japan Holdings I B.V.	Netherlands	100
Fuji Partnership (19.8342% by Thermo Fisher Scientific Japan Holdings II B.V.)	Japan	80.1658
Thermo Fisher Scientific (NK) LLC	Delaware	100
Thermo Fisher Eurobonds Ltd.	Cayman Islands	100
Thermo Fisher Scientific (Mississauga) Inc. [Thermo Finnigan LLC owns 100 Series A Preferred shares]	Canada	100
Life Sciences International Limited	England	100
Hybaid Limited	England	100
Equibio Limited	England	100
Thermo Optek Limited	England	100
Thermo Cambridge Limited	England	100
VG Systems Limited	England	100
Thermo Radiometrie Limited	England	100
Thermo Electron Limited	England	100
Thermo Electron Weighing & Inspection Limited	England	100
Thermo Sentron Limited	England	100
Thermo Allen Coding Limited	England	100
Thermo Electron (Management Services) Limited	England	100
Life Sciences International Holdings BV	Netherlands	100
Bioanalysis Labsystems, S.A. (10% owned by Thermo Fisher Scientific B.V.)	Spain	90
Life Sciences International (Poland) SP z O.O	Poland	100
Thermo Ramsey Italia S.r.l.	Italy	100
Comdata Services Limited	England	100

Helmet Securities Limited (.01% owned by Comdata Services Limited)	England	99.99
Life Sciences International LLC	Delaware	100
Thermo NESLAB Inc.	New Hampshire	100
Thermo Fisher Scientific (Asheville) LLC	Delaware	100
Thermo Fisher Scientific Japan Holdings II B.V.	Netherlands	100
Lab-Line Instruments, Inc.	Delaware	100
Thermo Scientific Services, Inc.	California	100
Thermo Fisher Scientific (Fuji) LLC	Delaware	100
Jouan LLC	Delaware	100
Kendro Laboratory Products Pty., Ltd.	Australia	100
Omnigene Limited (41.53% owned by Thermo Electron (Management Services) Limited)	England	58.47
Thermo Kevex X-Ray Inc.	Delaware	100
Thermo Gamma-Metrics LLC	Delaware	100
ThermoSpectra Limited	England	100
Thermo Electron Sweden Forvaltning AB	Sweden	100
Spectra-Physics AB	Sweden	100
Spectra-Physics Holdings USA, Inc.	Delaware	100
Thermo MF Physics LLC	Delaware	100
Spectra-Physics Holdings Limited	England	100
Saroph Sweden AB	Sweden	100
Thermo Electron Sweden AB	Sweden	100
Thermo Life Sciences AB	Sweden	100
Laser Analytical Systems, Inc.	California	100
Thermo Finnigan LLC	Delaware	100
TMOI Inc.	Delaware	100
Thermo Fisher Scientific (China) Holding Limited	England	100
Thermo Fisher Scientific (China-HK) Holding Limited	Hong Kong	100
Thermo Fisher Scientific (Shanghai) Instruments Co., Ltd.	China	100
Thermo Fisher Scientific (China) Co Ltd.	China	100
Thermo Fisher Scientific (Shanghai) Management Co., Ltd.	China	100
Thermo Fisher Scientific (Hong Kong) Limited	Hong Kong	100
Thermo Life Science International Trading (Tianjin) Co., Ltd.	China	100
Thermo Fisher Scientific K.K.	Japan	100
TK Partnership (aka Silent Partnership) (49.51% owned by Fuji Partnership)	Japan	50.49
Thermo Fisher Scientific SL	Spain	100
Thermo Fisher (Cayman) Holdings I Ltd.	Cayman Islands	100
Thermo Fisher (Gibraltar) Limited [50% owned by Thermo Fisher (Cayman) Holdings II Ltd.]	Gibraltar	50
Thermo Fisher (Gibraltar) II Limited	Gibraltar	100
Navaho Acquisition Corp.	Delaware	100
NanoDrop Technologies LLC	Delaware	100
Thermo Fisher (Cayman) Holdings II Ltd.	Cayman Islands	100
Thermo BioAnalysis LLC (5.1% owned by Life Sciences International Limited and 9.4% owned by Life Sciences International LLC)	Delaware	85.5
Thermo LabSystems S.A.	Spain	100
Thermo Fisher German Holdings LLC	Delaware	100
Thermo Holding European Operations LLC	Delaware	100
Thermo DMA Inc.	Texas	100
Thermo Shandon Inc.	Pennsylvania	100
Thermo BioAnalysis Limited	England	100
Thermo Fast U.K. Limited	England	100
Thermo Projects Limited	England	100
Toolquip International Limited	England	100
Labquip International Limited	England	100
Thermo LabSystems Inc.	Massachusetts	100
InnaPhase Limited	England	100
InnaPhase, Inc.	Canada	100
Thermo Environmental Instruments Inc.	California	100
27 Forge Parkway LLC	Delaware	100
Thermo Electron (Calgary) Limited	Canada	100
Thermo Orion Inc.	Massachusetts	100
Thermo Fisher Scientific Aquasensors LLC	Delaware	100
Thermo Electron Puerto Rico, Inc.	Puerto Rico	100
Thermo CIDTEC Inc.	New York	100

Thermo Power Corporation	Massachusetts	100
ACI Holdings Inc.	New York	100
Thermo Securities Corporation	Delaware	100
Thermo Instrument Controls de Mexico, S.A. de C.V. (2% by Thermo Fisher Scientific Inc.)	Mexico	98
Thermo Eberline LLC (49% owned by Thermo Fisher Scientific Inc.)	Delaware	51
ThermoLase LLC	Delaware	100
Trex Medical Corporation	Delaware	100
Thermo Corporation	Delaware	100
Fisher Scientific GmbH	Germany	100
Thermo Electron Polska Sp. z o.o.	Poland	100
Fisher Scientific Germany Beteiligungs GmbH	Germany	100
Fisher Scientific d.o.o.	Slovenia	100
Fisher Scientific, spol. S.r.o (33% held privately)	Czech Republic	67
Fisher Scientific (Austria) GmbH	Austria	100
Thermo Fisher Scientific Germany BV & Co. KG [Thermo Fisher Germany B.V., general partner with 0% ownership.]	Germany	100
Microgenics Corporation	Delaware	100
Consolidated Technologies, Inc.	Wisconsin	100
Microgenics Diagnostics Pty Limited	Australia	100
Remel Inc.	Wisconsin	100
Separation Technology, Inc.	Delaware	100
Thermo Luxembourg Holding S.a.r.l.	Luxembourg	100
Fermentas International ULC	Canada	100
Fermentas Canada Inc.	Canada	100
Fermentas Inc.	Maryland	100
B.R.A.H.M.S. GmbH	Germany	100
B.R.A.H.M.S. InVivo Gmbh [20% held privately]	Germany	80
B.R.A.H.M.S. Biotech GmbH [6% held privately]	Germany	94
B.R.A.H.M.S. Austria GmbH	Austria	100
B.R.A.H.M.S. Italia s.r.l.	Italy	100
B.R.A.H.M.S. France S.A.S	France	100
Quatuor S.A.	France	100
Cezanne S.A.S. (14.75% by B.R.A.H.M.S. GmbH)	France	85.25
HENO GmbH i.L.	Germany	100
B.R.A.H.M.S. UK Ltd	England	100
B.R.A.H.M.S. Iberia S.L.	Spain	100
Oxoid Investments GmbH	Germany	100
Fermentas GmbH	Germany	100
Fermentas Sweden AB	Sweden	100
Fermentas UK Limited	England	100
Thermo Fisher Scientific Chromatography Holdings S.à r.l. [1.28% by Thermo Fisher Scientific B.V.]	Luxembourg	98.72
Thermo Fisher Scientific B.V.B.A.	Belgium	100
Thermo Fisher Scientific Chromatography Holdings Aps	Denmark	100
Dionex Corporation	Delaware	100
Dionex Sweden AB	Sweden	100
Dionex I, LLC	Delaware	100
Dionex (Switzerland) AG	Switzerland	100
Broad Field I B.V.	Netherlands	100
Dionex (Europe) Management AG	Switzerland	100
Dionex Canada Ltd.	Canada	100
Dionex Austria GmbH	Austria	100
Dionex Benelux B.V.	Netherlands	100
Dionex Holding GmbH	Germany	100
Dionex GmbH [5% by Dionex Corporation]	Germany	95
Dionex Softron GmbH	Germany	100
Dionex Singapore Pte Ltd.	Singapore	100
Nippon Dionex K.K.	Japan	100
Dionex Korea Ltd.	Korea	100
Dionex S.A.	France	100

Dionex Ireland Limited	Ireland	100
Dionex (UK) Limited	England	100
Dionex S.p.A. [0.08% held privately]	Italy	99.92
Dionex Pty Ltd.	Australia	100
Dionex China Limited	Hong Kong	100
Dionex (China) Analytical Ltd	China	100
Dionex Taiwan Ltd.	Taiwan	100
Dionex Denmark A/S	Denmark	100
Thermo Fisher Scientific Lithuania Holding UAB	Lithuania	100
Fermentas UAB	Lithuania	100
Fermentas China Co., Ltd	China	100
Thermo TLH (UK) Limited	England	100
Thermo Fisher Scientific (Breda) Holding BV	Netherlands	100
Concept to Volume B.V.	Netherlands	100
Concept to Volume Products B.V.	Netherlands	100
Thermo Fisher Scientific B.V.	Netherlands	100
Thermo Optek S.A.	Spain	100
Thermo Fisher Scientific Finance Company BV	Netherlands	100
Thermo Quest S.A.	Spain	100
Thermo Fisher Scientific (Delft) Holding B.V.	Netherlands	100
Thermo Fisher Scientific (Delft) B.V.	Netherlands	100
Thermo Luxembourg S.a.r.l.	Luxembourg	100
Thermo Electron Deutschland GmbH	Germany	100
Thermo Electron IT Services GmbH	Germany	100
Thermo Electron GmbH	Germany	100
Thermo Fisher Scientific GmbH	Germany	100
Thermo Fisher Scientific (Real Estate 1) S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Messtechnik GmbH (10.04% owned by Thermo Fisher Scientific (Real Estate 1) S.a.r.l.)	Germany	89.96
Niton Europe GmbH	Germany	100
Thermo Electron (Karlsruhe) GmbH (10% owned by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG)	Germany	90
Thermo Electron Pension Trust GmbH	Germany	100
Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG [0% by Fisher Scientific Germany Beteiligungs GmbH as the Genera Partner]	Germany	100
Thermo Fisher Scientific (Bremen) GmbH (10% owned by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG)	Germany	90
La-Pha-Pack GmbH	Germany	100
Thermo Electron LED GmbH (10% owned by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG)	Germany	90
TKA Benelux B.V. [49% held privately]	Netherlands	51
TKA India Private Limited [0.001% of the shares held privately]	India	99.999
Thermo Electron LED GmbH	Austria	100
Thermo TLH L.P. (0.01% owned by Thermo TLH (U.K.) Limited	Delaware	99.99
Gerhard Menzel GmbH (3.85% owned by Erie Electroverre S.A.)	Germany	96.15
Microm International GmbH	Germany	100
Microm International AG	Switzerland	100
Oxoid Deutschland GmbH	Germany	100
Microgenics GmbH	Germany	100
ILS Laboratories Scandinavia, AB	Sweden	100
Microgenics SAS	France	100
Barnstead Thermolyne LLC	Delaware	100
Thermo Fisher Scientific China Holdings I B.V.	Netherlands	100
Thermo Fisher Scientific China Holdings II B.V.	Netherlands	100
Thermo Fisher Scientific China Holdings III B.V.	Netherlands	100
Thermo Fisher China Business Trust [1% by Thermo Fisher Scientific China Holdings IV B.V.]	China	99
Thermo Fisher Scientific China Holdings IV B.V.	Netherlands	100
Fisher Scientific International LLC	Delaware	100
NERL Diagnostics LLC	Wisconsin	100
Alchematrix, Inc.	Delaware	100
Fisher Internet Minority Holdings L.L.C.	Delaware	100
Alchematrix LLC	Delaware	100

Apogent Technologies Inc.	Wisconsin	100
Apogent Holding Company	Delaware	100
Niton Asia Limited	Hong Kong	100
Matrix Technologies LLC	Delaware	100
Molecular BioProducts, Inc.	California	100
Intrinsic BioProbes, Inc.	Arizona	100
Labomex MBP, S. de R. L. De C.V. (.04% owned by Apogent Technologies Inc.)	Mexico	99.96
National Scientific Company	Wisconsin	100
Lab-Chrom-Pack LLC	New York	100
Robbins Scientific LLC	California	100
Apogent Transition Corp.	Delaware	100
Erie Scientific LLC	Delaware	100
Erie-Watala Glass Company Limited [42% held privately]	Hong Kong	58
Thermo Fisher Scientific Switzerland Holdings C.V. [.01% by Apogent Technologies Inc.]	Netherlands	99.99
SwissAnalytic Group GmbH	Switzerland	100
Thermo Fisher Scientific (Ecublens) SARL	Switzerland	100
Fisher Luxembourg Danish Holdings SARL	Luxembourg	100
Fisher Holdings ApS	Denmark	100
Apogent Denmark ApS	Denmark	100
Fisher BioImage ApS	Denmark	100
Nunc A/S	Denmark	100
Proxeon Biosystems A/S	Denmark	100
Thermo Fisher Scientific Europe GmbH	Switzerland	100
Thermo Fisher Scientific Holdings Europe Limited	England	100
Thermo Fisher Scientific SpA	Italy	100
Erie Electroverre S.A.	Switzerland	100
Thermo Fisher Scientific (Zurich) AG	Switzerland	100
Kendro Laboratory Products plc	England	100
Kendro Containment & Services Limited	England	100
Thermo Fisher Scientific (Johannesburg) (Proprietary) Limited	South Africa	100
Flux Instruments AG	Switzerland	100
Thermo Fisher Scientific (Schweiz) AG	Switzerland	100
Thermo Fisher Scientific Wissenschaftliche Geräte GmbH	Austria	100
Thermo Fisher Scientific (Praha) s.r.o.	Czech Republic	100
Thermo Fisher Scientific (Bratislava) s.r.o.	Slovak Republic	100
Metavac LLC	Delaware	100
Abgene Inc.	Delaware	100
Apogent Finance Company	Delaware	100
Capitol Vial, Inc.	Alabama	100
Capitol Scientific Products, Inc.	New York	100
Chase Scientific Glass, Inc. [50% owned by Apogent Holding Company]	Wisconsin	50
EP Scientific Products LLC	Delaware	100
Erie Scientific Company of Puerto Rico	Delaware	100
Erie Scientific Hungary Kft	Hungary	100
Erie UK Holding Company	Delaware	100
Erie LP Holding LLC	Delaware	100
Fisher Scientific Investments (Cayman), Ltd.	Cayman Islands	100
Erie U.K. Limited	England	100
Nalge Nunc International Corporation	Delaware	100
Thermo Fisher Scientific (Monterrey), S. De R.L. De C.V. [1% owned by Nalge Nunc International (Monterrey) LLC]	Mexico	99
236 Perinton Parkway, LLC	New York	100
ARG Services LLC	Delaware	100
Owl Separation Systems LLC	Wisconsin	100
Nalge Nunc International (Monterrey) LLC	Delaware	100
Erie UK Senior Holding Limited [1.01% by Erie LP Holding LLC]	England	98.99
LambTrack Limited	England	100
Erie UK 1 Limited	England	100
Erie UK 2 Limited	England	100
Thermo BioSciences Holdings LLC	Delaware	100

Hyclone Laboratories, Inc.	Utah	100
STC Biomanufacturing, Inc.	Illinois	100
HyClone International Trade (Tianjin) Co., Ltd	China	100
National HyClone (Lanzhou) Bio-engineering Co., Ltd. [49% held privately]	China	51
Pierce Biotechnology, Inc.	Delaware	100
Perbio Science, Inc.	Delaware	100
Pierce Milwaukee, Inc.	Delaware	100
Pierce Milwaukee Holding Corp.	Delaware	100
Thermo Fisher Scientific (Milwaukee) LLC (1% owned by Pierce Milwaukee, Inc.)	Delaware	99
Advanced Biotechnologies Limited	England	100
Abgene Limited	England	100
Apogent U.K. Limited	England	100
Matrix Technologies Corporation Limited	England	100
Nalge (Europe) Limited	England	100
Chromacol Limited	England	100
Epsom Glass Industries Limited	England	100
Remel Europe Limited	England	100
Ever Ready Thermometer Co., Inc.	Wisconsin	100
Fisher Asia Manufacturing Ventures Inc. [20% held privately]	British Virgin Islands	80
Fisher Laboratory Products Manufacturing (Shanghai) Co., Ltd	China	100
Richard -Allan Scientific Company	Wisconsin	100
Lab Vision Corporation	California	100
Lab Vision (UK) Limited (0.05% by Erie U.K. Limited)	England	99.95
Neomarkers, Inc.	California	100
Microm Laborgerate S.L.U	Spain	100
Samco Scientific LLC	Delaware	100
Samco Scientific (Monterrey) LLC	Delaware	100
Seradyn Inc.	Delaware	100
Applied Scientific Corporation	California	100
Cellomics, Inc.	Delaware	100
Fisher BioSciences Japan, KK	Japan	100
CTPS Company	Delaware	100
Clintrak Pharmaceutical Services, LLC	Delaware	100
Fisher Clinical Services (Bristol), LLC	Delaware	100
Clintrak Clinical Labeling Services, LLC	Delaware	100
Fisher Clinical Services GmbH	Germany	100
Columbia Diagnostics, Inc.	Delaware	100
Drakeside Real Estate Holding Company LLC	Delaware	100
Duke Scientific Corporation	California	100
Fisher Clinical Services Inc.	Pennsylvania	100
Thermo Fisher Scientific Brasil Serviços de Logística Ltda [1% by Fisher BioServices Inc.]	Brazil	99
Cole-Parmer Instrument Company	Illinois	100
Cole-Parmer Instrument Company Limited	England	100
Eutech Instruments Pte Ltd.	Singapore	100
Eutech Instruments Europe B.V.	Netherlands	100
Eutech Instruments Sdn Bhd	Malaysia	100
Dharmacon, Inc.	Delaware	100
Fisher BioServices Inc.	Virginia	100
Southern Trials (Pty) Ltd.	South Africa	100
Schantz Road LLC	Pennsylvania	100
Specialty (SMI) Inc.	California	100
Fisher Germany Holdings GmbH	Germany	100
Fisher Hamilton China Inc.	Delaware	100
Fisher Hamilton L.L.C.	Delaware	100
Epoxyn Products L.L.C.	Delaware	100
Systems Manufacturing Corporation	Delaware	100
Fisher Manufacturing (Malaysia) Sdn Bhd	Malaysia	100
Fisher Scientific Brazil Inc.	Delaware	100
Fisher Scientific Central America Inc.	Delaware	100
Fisher Scientific Chile Inc.	Delaware	100
Consultores Fisher Scientific Chile Ltd (50% owned by Fisher Scientific Worldwide Inc.)	Chile	50

Fisher Scientific Colombia Inc.	Delaware	100
Fisher Scientific Company L.L.C.	Delaware	100
Fisher Scientific Costa Rica Sociedad de Responsabilidad Limitada	Costa Rica	100
Thermo Fisher Scientific Brahms LLC	Delaware	100
Biochemical Sciences LLC	Delaware	100
Fisher Scientific de Mexico S.A.	Mexico	100
Medical Analysis Systems, Inc.	Delaware	100
Medical Analysis Systems International, Inc.	California	100
Medical Diagnostics Systems, Inc.	California	100
United Diagnostics, Inc.	Delaware	100
Fisher Scientific Latin America Inc.	Delaware	100
Fisher Scientific Mexico Inc.	Delaware	100
FHML S. de R.L. de C.V. (.01% Fisher Hamilton Mexico LLC)	Mexico	99.99
FS Mexicana Holdings LLC (.01% owned by Fisher Scientific Mexicana, S. de R.L. de C.V)	Delaware	99.99
Fisher Alder S. de R.L. de C.V. (.0020% owned by Fisher Hamilton L.L.C.)	Mexico	99.998
Fisher Hamilton S. De R.L. de C.V. (.01% owned by Fisher Hamilton Mexico LLC)	Mexico	99.99
Fisher Hamilton Mexico LLC	Delaware	100
Fisher Scientific Mexicana, S. de R.L. de C.V. (.01% owned by Fisher Scientific Worldwide Inc.)	Mexico	99.99
FS Casa Rocas Holdings LLC (.01% owned by Fisher Mexico, S. de R.L. de C.V)	Delaware	99.99
Fisher Mexico, S. de R.L. de C.V. (.0000269% FS Casa Rocas Holdings LLC	Mexico	99.9999731
Fisher Scientific Middle East and Africa Inc.	Delaware	100
Fisher Scientific Operating Company	Delaware	100
Fisher Scientific Venezuela Inc.	Delaware	100
Fisher Scientific Worldwide (Shanghai) Co., Ltd.	China	100
Fisher Worldwide Gene Distribution SPV	Cayman Islands	100
FRC Holding Inc., V	Delaware	100
FS (Barbados) Capital Holdings Ltd.	Barbados	100
Golden West Indemnity Company Limited	Bermuda	100
Liberty Lane Real Estate Holding Company LLC	Delaware	100
New FS Holdings Inc.	Delaware	100
Hangar 215, Inc.	Delaware	100
Thermo Fisher Scientific Pte. Ltd.	Singapore	100
Scientific Products (Shanghai) Pte. Ltd.	China	100
Cole-Parmer India Pvt. Ltd (.001% by Fisher Scientific Company L.L.C. and 24.108% by Thermo Fisher Scientific Inc.)	India	75.891
Union Lab Supplies Limited	Hong Kong	100
Fisher Scientific Worldwide Inc.	Delaware	100
FSIR Holdings (US) Inc. [1.265% by Fisher Clinical Services Inc.]	Delaware	98.735
Liberty Lane Investment LLC	Delaware	100
Fisher Scientific Holding Company LLC	Delaware	100
Fisher Scientific Holdings (M) Sdn Bhd	Malaysia	100
Bumi-Sans Sendirian Berhad	Malaysia	100
Fisher Scientific (M) Sdn Bhd (10% owned by General Scientific Company Sdn Bhd (M))	Malaysia	90
General Scientific Company Sdn Bhd (M) (14% owned by Pacific Rim Investment, Inc.)	Malaysia	86
Fisher Scientific Holdings (S) Pte Ltd	Singapore	100
Fisher Scientific Pte. Ltd. (16.57% owned by Fisher Scientific International LLC)	Singapore	83.43
Fisher Scientific (SEA) Pte. Ltd.	Singapore	100
Fisher Scientific Austraila Pty Limited	Australia	100
FSIR Holdings (UK) Limited	England	100
FSWH Company LLC	Delaware	100
FSI Receivables Company LLC	Delaware	100
Fisher Bermuda Holdings Limited	Bermuda	100
Fisher Holdings Luxembourg SARL	Luxembourg	100

Fisher Scientific Worldwide Holdings I C.V. (5% owned by Fisher Scientific Worldwide Inc.)	Netherlands	95
Phadia International Holdings C.V. [10% by FSIR Holdings (US) Inc]	Netherlands	90
Power Sweden Holdings I AB	Sweden	100
Power Sweden Holdings II AB	Sweden	100
FSII Sweden Holdings I AB	Sweden	100
FSII Sweden Holdings AB	Sweden	100
Perbio Science AB	Sweden	100
Thermo Fisher Scientific Investments (Luxembourg) S.a.r.l. [1% by FSII Sweden Holdings AB]	Luxembourg	99
Hyclone AB	Sweden	100
Thermo Fisher Scientific Tauranga Limited	New Zealand	100
Perbio Science (Australia) Pty. Limited	Australia	100
Perbio Science Hong Kong Limited (.01% owned by Hyclone AB)	Hong Kong	99.99
Perbio Science Sweden Holdings AB	Sweden	100
Phadia Luxembourg Holdings S.a.r.l.	Luxembourg	100
Phadia Malta Holdings Limited [.05 by Perbio Science Sweden Holdings AB]	Malta	99.95
Fisher Scientific GTF AB	Sweden	100
Fisher Scientific Biotech Line ApS	Denmark	100
CB Diagnostics Holding AB	Sweden	100
CB Diagnostics AB	Sweden	100
Sweden DIA (Sweden) AB	Sweden	100
Phadia Sweden AB	Sweden	100
Phadia Holding AB	Sweden	100
Phadia Austria GmbH	Austria	100
Phadia Multiplexing Diagnostics GmbH	Austria	100
Phadia N.V. [1% held by Phadia Ltd]	Belgium	99
Phadia Diagnosticos Ltda [1% held by Phadia AB]	Brazil	99
Beijing Phadia Diagnostics Co Ltd	China	100
Allergon AB	Sweden	100
Nanjing WeiKangLe Trading Industrial Co Ltd	China	100
Phadia s.r.o. [1% by Phadia AB]	Czech Republic	99
Phadia ApS	Denmark	100
Phadia Oy	Finland	100
Phadia SAS	France	100
Phadia GmbH	Germany	100
Phadia B.V.	Netherlands	100
Phadia India Private Ltd [1% by Phadia AB]	India	99
Phadia S.r.l.	Italy	100
Phadia K.K.	Japan	100
Phadia Korea Co Ltd	Korea	100
Phadia AS	Norway	100
Phadia Sociedad Unipessoal Lda	Portugal	100
Laboratory Specialties Proprietary Ltd.	South Africa	100
Phadia Spain S.L.	Spain	100
MIAB Mälainvest AB	Sweden	100
Phadia AB	Sweden	100
Phadia Real Property AB	Sweden	100
Phadia AG	Switzerland	100
Phadia Taiwan Inc.	Taiwan	100
Phadia Ltd.	United Kingdom	100
Phadia US Inc.	Delaware	100
Hyclone UK Limited	England	100
Perbio Science UK Limited	England	100
Perbio Science Invest AB	Sweden	100
Perbio Science Nederland B.V.	Netherlands	100
Perbio Science Projekt AB	Sweden	100
Perbio Science Switzerland SA (.3% held privately)	Switzerland	99.7

Fisher Scientific Holding HK Limited (.01% owned by Fisher Scientific Holding Company LLC	Hong Kong	99.99
Fisher Scientific (Hong Kong) Limited [.0022 Fisher Scientific Holding Company LLC]	Hong Kong	99.978
FSWH II C.V. (.0328% owned by Fisher WWD Holding L.L.C.,1.4695 owned by Fisher Clinical Services Inc.)	Netherlands	98.4977
Thermo Fisher Senior Canada Holdings LLC	Delaware	100
Thermo Fisher Insurance Holdings Inc.	Delaware	100
Thermo Fisher Insurance Holdings LLC [45.62% by Thermo Fisher Re Ltd.]	Delaware	54.38
Thermo Scientific Microbiology Sdn Bhd	Malaysia	100
Thermo Scientific Microbiology Pte Ltd.	Singapore	100
Perbio Science BVBA	Belgium	100
Fisher Canada Holding ULC 1	Canada	100
Fisher Canada Holding ULC 2	Canada	100
Fisher CLP Holding Limited Partnership (1.6% owned by Fisher Canada Holding ULC 2)	Canada	98.4
Thermo Fisher Scientific Beteiligungsverwaltungs GmbH	Germany	100
Fiberlite Centrifuge LLC	Delaware	100
Fisher Canada Limited Partnership (1.14% owned by Fisher Canada Holding ULC 2)	Canada	98.86
Fisher Scientific Company	Canada	100
Thermo Electron Holdings SAS [42.47% by Thermo TLH L.P., 7.93% Thermo Fisher Scientific Inc., 2.73% by Thermo Electron Scientific Instruments LLC and 2.06% by Thermo BioAnalysis LLC]	France	44.80
Thermo Electron SAS	France	100
Thermo Electron LED S.A.S.	France	100
Jouan Limited	England	100
Thermo Electron Industries	France	100
SCI du 10 rue Dugay Trouin (2% owned by Thermo Electron Industries)	France	98
Thermo Fisher Scientific Milano Srl (.05% owned by Thermo Electron Industries)	Italy	99.95
Jouan Robotics SAS	France	100
Thermo Electron CZ a.s.	Czech Republic	100
Thermo Fisher International Holdings LLC	Delaware	100
Fisher (Barbados) Holding SRL	Barbados	100
Cole-Parmer Canada Company	Canada	100
Diagnostix Ltd.	Canada	100
Fisher Scientific Oxoid Holdings Ltd.	England	100
Oxoid Company	Canada	100
Fisher Scientific Luxembourg S.a.r.l.	Luxembourg	100
Perbio Science International Netherlands B.V.	Netherlands	100
Perbio Science (Canada) Company	Canada	100
Fisher Scientific UK Holding Company Limited	England	100
Fisher Scientific Oy	Finland	100
Fisher Scientific Norway AS	Norway	100
Fisher Scientific A/S	Norway	100
Doublecape Holding Limited	England	100
I.Q. (BIO) Limited	England	100
Oxoid (ELY) Limited	England	100
Doublecape Limited	England	100
Fisher Scientific Ireland Limited	Ireland	100
Fisher Scientific Holding U.K., Limited	England	100
Fisher Scientific U.K., Limited	England	100
Orme Scientific Limited	England	100
FSUK Holdings Limited	England	100
Sterilin Limited	England	100
Fisher Scientific UK Holding Company 2	England	100
Fisher Clinical Services U.K. Limited	England	100
Fisher Clinical Services Pte Ltd.	Singapore	100
Fisher Clinical Services (Beijing) Co., Ltd.	China	100

Fisher Scientific Europe Holdings B.V.	Netherlands	100
Fisher Scientific The Hague III B.V.	Netherlands	100
Fisher Scientific of the Netherlands B.V.	Netherlands	100
Fisher Emergo B.V.	Netherlands	100
Labo-Tech B.V.	Netherlands	100
Fisher Scientific The Hague II B.V.	Netherlands	100
Fisher Scientific The Hague I B.V.	Netherlands	100
Fisher Scientific Jersey Island Limited	Jersey	100
Fisher Maybridge Holdings Limited	England	100
Maybridge Chemical Holdings Limited	England	100
Maybridge Limited	England	100
Maybridge Chemical Company Limited	England	100
Fisher Scientific The Hague IV B.V.	Netherlands	100
Acros Organics B.V.B.A. (.01% owned by Fisher Scientific The Hague II B.V. and .01% owned by Fisher Chimica BVBA)	Belgium	99.98
Fisher Scientific AG (17.55% owned by Fisher Scientific S.A.S.)	Switzerland	82.45
Ecochem N.V. (.33% owned by Fisher Chimica BVBA)	Belgium	99.67
Fisher Chimica BVBA (.01% owned by Fisher Scientific The Hague II B.V.)	Belgium	99.99
Fisher Scientific The Hague V B.V.	Netherlands	100
Fisher Scientific Ireland Holding (1% owned by Fisher Scientific Europe Holdings B.V.)	Ireland	99
Fisher Clinical Services GmbH	Switzerland	100
Fisher BioPharma Services (India) Private Limited (1.32% owned by Fisher Clinical Services U.K. Limited)	India	98.68
Fisher Scientific Ireland Investments (1% owned by Fisher Scientific Europe Holdings B.V.)	Ireland	99
Fisher Bioblock Holding II SNC (.99% owned by Fisher Scientific The Hague II BV)	France	99.01
Perbio Science France SAS	France	100
Fisher Scientific S.A.S.	France	100
Avantec Sarl (1.6667% held privately)	France	98.3333
Fisher Bioblock Scientific SPRL (.1% owned by Fisher Bioblock Holding II SNC)	Belgium	99.90
Novodirect GmbH	Germany	100
SCI Inno 92	France	100
Fisher Scientific, SL	Spain	100
Fisher Scientific, Unipessoal, Lda.	Portugal	100
Afora, S.A.U.	Spain	100
Bonsai Tecnologies - Sistemas para Biotecnología e Industria, Unipessoal Lda	Portugal	100
Oxoid Holding SAS	France	100
Oxoid SAS	France	100
Oxoid Senior Holdings Limited	England	100
Oxoid UKH LLC	Delaware	100
Oxoid 2000 Limited	England	100
Oxoid Holdings Limited	England	100
Oxoid International Limited	England	100
Oxoid CZ s.r.o.	Czech Republic	100
Oxoid A/S	Denmark	100
Oxoid AS	Norway	100
Oxoid AB	Sweden	100
Oxoid AG	Switzerland	100
Oxoid Brazil LTDA (.01% owned by Oxoid Limited)	Brazil	99.99
Oxoid BV	Netherlands	100
Oxoid Inc.	Delaware	100
Oxoid New Zealand Limited	New Zealand	100
Oxoid N.V. (.01% owned by Oxoid Limited)	Belgium	99.99
Oxoid SA	Spain	100
Oxoid S.p.A	Italy	100
Oxoid Limited	England	100
G & M Procter Limited	Scotland	100
Oxoid Limited	Ireland	100
Oxoid Pension Trustees Limited	England	100

Fisher Scientific Japan, Ltd.	Japan	100
Fisher Scientific Korea Ltd	Korea	100
Fisher WWD Holdings L.L.C.	Delaware	100
Kyle Jordan Investments Inc.	Delaware	100
Pacific Rim Far East Industries, Inc.	Delaware	100
Pacific Rim Investment, Inc.	Delaware	100
Marketbase International Limited	Hong Kong	100
Thermo-Fisher Biochemical Product (Beijing) Co.,Ltd.	China	100